UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2011

LEXON TECHNOLOGIES, INC.

(Exact name of registrant as specified in its Charter)

Delaware	0-31849	80-0137402
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

14830 Desman Road La Mirada, CA 90638
(Address of principal executive offices)

(714) 522-0260

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On October 3, 2011, Lexon Technologies Inc. entered into 4 Subscription Agreements .  Terms of the transactions are as follows:

Subscriber:

Senderbell Holdings Limited

Number of Shares Subscribed:

900,000 common unregistered shares

Amount of Investment:

$77,143.00

Subscriber:

Treasure Chest Holdings Limited

Number of Shares Subscribed:

900,000 common unregistered shares

Amount of Investment:

$77,143.00

Subscriber:

Blueberry Enterprises Limited

Number of Shares Subscribed:

900,000 common unregistered shares

Amount of Investment:

$77,143.00

Subscriber:

Hockworth Holdings Limited

Number of Shares Subscribed:

800,000 common unregistered shares

Amount of Investment:

$68,571.00

Terms and conditions are the same for each of the above transactions.  Material terms and conditions include:

a.

Investments will be paid in the promissory note for a term of 6 months.

b.

The above transactions will be cancelled if the Company does not execute a contract to raise $2,200,000 by October 30, 2011.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEXON TECHNOLOGIES INC.
By: /s/ James Park
Dated: October 4, 2011	Chief Executive Officer / Director